FAIR VALUE	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
FAIR VALUE
FAIR VALUE

GAAP establishes a three-tiered fair value hierarchy that prioritizes inputs to valuation techniques used in fair value calculations. The three levels of inputs are defined as follows:

Level 1—unadjusted quoted prices for identical assets or liabilities in active markets accessible by the Company;

Level 2—inputs that are observable in the marketplace other than those inputs classified as Level 1; and

Level 3—inputs that are unobservable in the marketplace and significant to the valuation.

We maximize the use of observable inputs and minimize the use of unobservable inputs. If a financial instrument uses inputs that fall in different levels of the hierarchy, the instrument is categorized based upon the lowest level of input that is significant to the fair value calculation. We recognize transfers between levels of the fair value hierarchy on the date of the change in circumstances that caused the transfer.

Fair Value of Financial Instruments
Debt—We estimate the fair value of our debt obligations, excluding capital lease obligations, as follows, as of December 31, 2013 and December 25, 2012:

	2013		2012
	Recorded Value	Fair Value	Recorded Value	Fair Value
Level 2	$570,856	$601,775	$719,575	$765,744
Level 3	53,132	43,971	49,627	40,169
Total	$623,988	$645,746	$769,202	$805,913

     All debt obligations are considered Level 3 except for the Senior Notes and the Secured Credit Facilities, as defined in Note 10, which are considered Level 2. We use quoted prices for identical or similar liabilities to value debt obligations classified as Level 2. We use adjusted quoted prices for similar liabilities to value debt obligations classified as Level 3. Key inputs include: 1) the determination that certain other debt obligations are similar, 2) nonperformance risk, and 3) interest rates. Changes or fluctuations in these assumptions and valuations will result in different estimates of value. The use of different techniques to determine the fair value of these debt obligations could result in different estimates of fair value at the reporting date.

The carrying value of other financial instruments including cash, cash equivalents, receivables, notes receivable, accounts payable and other short-term and long-term assets and liabilities approximate their fair values as of December 31, 2013 and December 25, 2012.

Assets and Liabilities Measured at Fair Value on a Non-recurring Basis
Our assets and liabilities measured at fair value on a non-recurring basis include equity method investments, property and equipment, mineral rights, goodwill, trade names, liquor licenses, and business combinations. As of December 31, 2013 and December 25, 2012, there were certain assets that were determined to be impaired and therefore the carrying amount of those assets were recorded at their fair value.
The estimated fair values of our assets and liabilities measured at fair value on a non-recurring basis as a result of impairment losses during the years ended December 31, 2013, December 25, 2012, and December 27, 2011 were as follows:

	2013		2012		2011
	Fair Value	Impairment Losses	Fair Value	Impairment Losses	Fair Value	Impairment Losses
Equity method investments	$—	$—	$1,077	$716	$—	$—
Property and equipment	2,028	3,937	368	717	—	—
Other assets - mineral rights	—	—	2,178	2,993	—	—
Intangible assets - trade names	—	—	490	360	1,100	50
Intangible assets - liquor licenses	642	2,443	563	140	1,065	1,223

Equity Method Investments—During the fiscal year ended December 25, 2012, we determined that one of our equity method investments had a decrease in value that was other than temporary. We recognized an impairment loss of $0.7 million during the fiscal year ended December 25, 2012 to adjust its carrying amount to its fair value of $1.1 million. The valuation method used to determine fair value was based on a third party valuation using inputs that were unobservable in the marketplace. This valuation is considered a Level 3 measurement. See Note 4.

Property and Equipment—We recognized impairment losses to property and equipment of $3.9 million and $0.7 million during the fiscal years ended December 31, 2013 and December 25, 2012, respectively, to adjust the carrying amount of certain property and equipment to its fair value of $2.0 million and $0.4 million, respectively, due to continued and projected negative operating results as well as changes in the expected holding period of certain fixed assets. The valuation method used to determine fair value was based on an analysis of discounted future free cash flows using a risk-adjusted discount rate (‘‘Income Approach’’), and based on cost adjusted for economic obsolescence (‘‘Cost Approach’’). The fair value calculations associated with these valuations are classified as Level 3 measurements. See Note 6.

Mineral Rights—We evaluate these assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through future cash flows. During the fiscal year ended December 25, 2012, we recognized an impairment of $3.0 million to adjust the carrying value of certain of these mineral rights to their fair value of $2.2 million. The valuation is considered a Level 3 measurement and is based upon inactive market prices for similar assets which are not observable in the marketplace. See Note 8.

Trade Names—We test our trade name intangible assets annually for impairment, utilizing the relief from royalty method to determine the estimated fair value for each trade name which is classified as a Level 3 measurement. The relief from royalty method estimates our theoretical royalty savings from ownership of the intangible asset. Key assumptions used in this model include discount rates, royalty rates, growth rates, sales projections and terminal value rates.

We recorded impairment of trade names of $0.4 million and $0.1 million in the fiscal years ended December 25, 2012 and December 27, 2011, respectively, to adjust the carrying amount of certain trade names to their fair value of $0.5 million and $1.1 million, respectively. See Note 7.

Liquor Licenses—We test our liquor licenses annually for impairment. We use quoted prices in active markets when they are available (Market Approach), which are considered Level 2 measurements. When quoted prices in active markets are not available, methods used to determine fair value include analysis of the discounted future free cash flows that sales under a liquor license generate (Income Approach), and a comparison to liquor licenses sold in an active market in other jurisdictions (Market Approach). These valuations are considered Level 3 measurements. Key assumptions include future cash flows, discount rates and projected margins, among other factors.

We recorded impairment of liquor licenses of $2.4 million, $0.1 million and $1.2 million in the fiscal years ended December 31, 2013, December 25, 2012 and December 27, 2011, respectively, to adjust the carrying amount of certain liquor licenses to their fair value of $0.6 million, $0.6 million and $1.1 million, respectively. See Note 7.

There were no impairments to goodwill in the fiscal years ended December 31, 2013, December 25, 2012 and December 27, 2011. The key assumptions used in the goodwill impairment analysis are considered Level 3 measurements. See Note 7. Assets and liabilities from business combinations were recorded on our consolidated balance sheets at fair value at the date of acquisition. The key assumptions used in determining these values are considered Level 3 measurements. See Note 13.